Rule 497(e)
                                                 File Nos. 33-34841 and 811-6011

                              The Montgomery Funds

                     Supplement dated August 6, 2002 to the
                            Class I Share Prospectus
         of the Montgomery Total Return Bond Fund dated October 31, 2001

The following table should be used in lieu of the Fees and Expenses table on page 2 of the Class I Share Prospectus of the Montgomery Total Return Bond Fund dated October 31, 2001:

Fees and Expenses

   Shareholder Fees (fees paid directly from your
   investment)
   Redemption Fee(1)                                                    0.00%
   Annual Fund Operating Expenses (expenses that are deducted from
   Fund assets)
   Management Fee                                                       0.30%
   Distribution/Service (12b-1) Fee                                     0.00%
   Shareholder Service Fee                                              0.00%
   Administrative Fee                                                   0.25%
   Other Expenses(2)                                                    0.80%
   Total Annual Fund Operating Expenses                                 1.35%
   Fee Reduction and/or Expense Reimbursement                           0.93%
   Net Expenses(3)                                                      0.42%
   -----------------------------------------------------------------------------
   1 $10 will be deducted from redemption proceeds sent by wire or overnight courier.
   2  Based on estimated amounts for the current fiscal year.
   3 Montgomery Asset Management has contractually agreed to reduce its fees and/or absorb expenses to limit the Fund's total annual operating expenses (excluding interest and tax expenses) to 0.42%. This contract has a one-year term renewable at the end of each fiscal year.

   Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay in expenses over time, whether or not you sold your shares at the end of each period. It assumes a $10,000 initial investment, 5% total return each year and no changes in expenses. This example is for comparison purposes only. It does not necessarily represent the Fund's actual expenses or returns.

                      Year 1   Year 3    Year 5    Year 10
                      ------------------------------------
                       $43      $238      $554     $1,512